Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 2

TO

SECURED REVOLVING CREDIT AGREEMENT

                                                                Dated as of September 12, 2003

THIS AMENDMENT NO. 2 (this “Amendment”) to the  SECURED REVOLVING CREDIT AGREEMENT  among MONSTER WORLDWIDE, INC., a Delaware corporation formerly known as TMP Worldwide Inc. (“Monster Worldwide”), TMP WORLDWIDE LIMITED (“TMPWL”), an indirect wholly owned subsidiary of Monster Worldwide organized under the laws of the United Kingdom, BARTLETT SCOTT EDGAR LIMITED (“BSEL”, with TMPWL, the “UK Borrowers”), an indirect wholly owned subsidiary of Monster Worldwide organized under the laws of the United Kingdom, the other “Subsidiary Borrowers” party from time to time thereto (each a “Borrower,” collectively the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), FLEET NATIONAL BANK, as sole lead arranger and as administrative agent (in such capacity, the “Administrative Agent”), THE ROYAL BANK OF SCOTLAND plc, as syndication agent, and LASALLE BANK NATIONAL ASSOCIATION, as documentation agent.

PRELIMINARY STATEMENT:

                The Borrowers, the Lenders, the Agents have entered into a Secured Revolving Credit Agreement dated as of April 7, 2003 (including any amendments thereto, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.  The parties hereto agree as follows:

                SECTION 1.           AMENDMENTS TO CREDIT AGREEMENT

                1.1           Amendment to Section 7.9(d).  Section 7.9(d) of the Credit Agreement is hereby amended in its entirety to read:

With respect to any Foreign Subsidiary created or acquired after the Closing Date directly owned by Monster Worldwide or by a Domestic Subsidiary, promptly (i) give written notice to the Administrative Agent of the creation or acquisition of any such new Foreign Subsidiary (a “New Foreign Subsidiary”), (ii) give written notice to the Administrative Agent as soon as such New Foreign Subsidiary  (together with its Consolidated Subsidiaries) constitutes 5% or more of Monster Worldwide’s Consolidated revenues in any fiscal year (a “New 5% Subsidiary”), (iii) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of each such New 5% Subsidiary  (provided that in no event shall more than 65% of the total outstanding Capital Stock of any such New 5% Subsidiary be required to be so pledged), and (iv) at the request of the Administrative Agent upon the direction of the Required Lenders, pledge and deliver to the Administrative Agent any pledge documents executed with respect to 65% of the Capital Stock of any New Foreign Subsidiary and deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent, and with respect to clauses (iii), and (iv) deliver to the Administrative Agent the certificates representing all such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Borrower, or take such other action with respect to Pledged Stock of Foreign Subsidiaries (including any New Foreign Subsidiary and New 5% Subsidiary) necessary to perfect the first priority security interest of the Administrative Agent in such Pledged Stock, as the case may be, and take such other action as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the Administrative Agent’s security interest therein; provided, notwithstanding any provision to the contrary unless expressly permitted hereunder, no Borrower and no Subsidiary Guarantor shall enter into or suffer to exist to become effective any agreement or document to grant, bargain, pledge, convey, sell, mortgage, encumber, or grant any interest in or allow for the creation of any Lien, encumbrance, or interest (other than in favor of the Administrative Agent) in any Capital Stock of any Foreign Subsidiary (including any New Foreign Subsidiary and New 5% Subsidiary) directly owned by Monster Worldwide or any Subsidiary Guarantor.

                1.2           Amendment to Section 7.12.  Section 7.12 of the Credit Agreement is hereby amended in its entirety to read:

To the extent not otherwise satisfied prior to September 15, 2003, with respect to any Foreign Subsidiaries directly owned by Monster Worldwide or any Subsidiary Guarantor that is not a New Foreign Subsidiary (a “Existing Foreign Subsidiary”), Monster Worldwide shall, and shall cause each of its Subsidiary Guarantors directly owning such a Foreign Subsidiary that each singly (together with its Consolidated Subsidiaries) now or hereafter constitutes 5% or more of Monster Worldwide’s Consolidated revenues in any fiscal year (a “Existing 5% Subsidiary”), (a) to promptly give written notice to the Administrative Agent of the existence of any Existing Foreign Subsidiary that is a Existing 5% Subsidiary, (b) to pledge and deliver to the Administrative Agent pledge documents executed with respect to 65% of the Capital Stock of each Existing 5% Subsidiary, and (c) at the request of the Administrative Agent upon the direction of the Required Lenders, to pledge and deliver to the Administrative Agent any pledge documents executed with respect to 65% of the Capital Stock of each Existing Foreign Subsidiary and deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent, and, in the case of clauses (b) and (c) above, to execute and deliver any other document or instrument reasonably requested by the Administrative Agent and take any other actions specified in the Guarantee and Collateral Agreement necessary to grant to the Administrative Agent a perfected Lien on all such Capital Stock, all in form and substance reasonably satisfactory to the Administrative Agent; provided, notwithstanding any provision to the contrary unless otherwise expressly permitted hereunder, no Borrower and no Subsidiary Guarantor shall enter into or suffer to exist to become effective any agreement or document to grant, bargain, pledge, convey, sell, mortgage, encumber, or grant any interest in or allow for the creation of any Lien, encumbrance, or interest (other than in favor of the Administrative Agent) in, any Capital Stock of any Foreign Subsidiary (including any Existing Foreign Subsidiary and Existing 5% Subsidiary) directly owned by Monster Worldwide or any Subsidiary Guarantor.

                SECTION 2.           CONDITIONS TO EFFECTIVENESS

                2.1           Execution and Delivery.   This Amendment shall become effective as of the date first above written when, and only when the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, each Loan Party and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment.

                SECTION 3.           REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES

                Each Loan Party represents and warrants as follows:

                3.1           Representations and Warranties in Credit Agreement.  Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                3.2           Corporate Power and Authority.  Each Loan Party is duly authorized and empowered to enter into, execute, deliver and perform this Amendment.  The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of such Loan Party or any consent or the authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person (except as specifically contemplated by the Loan Documents); (ii) contravene any Loan Parties’ charter, articles or certificate of incorporation or by-laws; (iii) violate, or cause such Loan Party to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Loan Party; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement, or any other agreement, lease or instrument to which such Loan Party is a party or by which it or its Properties may be bound or affected that could reasonably be expected to have a Material Adverse Effect; or (v) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by such Loan Party (except as specifically contemplated by the Loan Documents).

                3.3           Legally Enforceable Agreement.  This Amendment is a legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its respective terms,

except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

                3.4           No Liens on Foreign Subsidiary Capital Stock.  Except as disclosed on Schedule 5.12(a), there are no Liens, encumbrances or claims by any Person in any of the Capital Stock of any Foreign Subsidiary, except in favor of the Administrative Agent.

                SECTION 4.           REFERENCE TO AND EFFECT TO THE CREDIT AGREEMENT

                4.1           References.  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                4.2           Full Force and Effect.  The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                4.3           No Waiver.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                SECTION 5.           COSTS AND EXPENSES

                5.1           Payment on Demand of Costs and Expenses.   Each Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 11.5 of the Credit Agreement.

                SECTION 6.           MISCELLANEOUS

                6.1           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                6.2           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE

GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                SECTION 7.           REAFFIRMATION

                7.1           Subsidiary Guarantor Reaffirmations.  Each Subsidiary Guarantor party hereto hereby consents to this Amendment and acknowledges and reaffirms all of its obligations and undertakings under the Guarantee and Collateral Agreement to which it is a party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MONSTER WORLDWIDE, INC., as Borrower

By:	/s/ David Trapani
Name: David Trapani
Title: Treasurer

TMP WORLDWIDE LIMITED, as Borrower and UK Borrower

By:	/s/ Stephen Cooney
Name: Stephen Cooney
Title: Director

BARTLETT SCOTT EDGAR LIMITED, as Borrower and UK Borrower

By: /s/ David Moffatt
Name: David Moffatt
Title: Director

CAREERBAY.COM LLC

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: Chairman and CEO of Monster Worldwide, Inc., Managing Member

CORPORATE COMMUNICATIONS INC.
FASTWEB, INC.
FINAID PAGE, INC.
FLIPDOG INC.
GENERAL DIRECTORY ADVERTISING SERVICES, INC.
TMP ADVERTISING CORP.
THE HAMEL GROUP, INC.
HIRINGTOOLS.COM, INC.
HUNT MARKETING, INC.
IN2, INC.
INTERFACE REALTY, INC.
M.S.I. - MARKET SUPPORT INTERNATIONAL, INC.
MONSTER (CALIFORNIA), INC.
MONSTER, INC.
MONSTER GOVERNMENT SOLUTIONS, INC.
MONSTER WORLDWIDE TECHNOLOGIES, INC.
MONSTER.COM INC.
MONSTERMOVING.COM, INC.
CASHBACK2.COM, INC.
CRAIGHEAD, INC.
MONSTERTRAK CORPORATION
MOVECENTRAL, INC.
MOVING.COM INC.
OCC.COM INC.
O’CONNOR AGENCY
PROVIDENCE DIRECTORY SOLUTIONS, INC.
TELEPHONE DIRECTORY ADVERTISING, INC.
TMP DIRECTIONAL MARKETING INC.
TMP FOX ACQUISITION CORP.
TMP WORLDWIDE INC.
TMP.COM INC.
US MOTIVATION, INC.
USMOTIVATION PROMOTIONAL SERVICES, INC.
VIRTUAL RELOCATION.COM, INC.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President

FINAID PAGE, LLC

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President, FastWeb, Inc., Managing Member

TMP ADVERTISING SERVICES, L.P.

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: President, TMP Advertising Corporation, General Partner

TMP INTERACTIVE OF NY, LLC

By:	/s/ Andrew J. McKelvey
Name: Andrew J. McKelvey
Title: Chairman and CEO of Monster Worldwide, Inc., Managing Member

FLEET NATIONAL BANK, as Administrative Agent and as a Lender

By:	/s/ Thomas J. Levy
Name: Thomas J. Levy
Title: Senior Vice President

THE ROYAL BANK OF SCOTLAND plc, as Syndication Agent and as a Lender

By:	/s/ Julian Dakin
Name: Julian Dakin
Title: Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent and as a Lender

By:	/s/ Anthony M. Buehler
Name: Anthony M. Buehler
Title: Vice President

BARCLAYS BANK PLC, as Lender

By:	/s/ Vincent Muldoon
Name: Vincent Muldoon
Title: Relationship Director

FIFTH THIRD BANK, as Lender

By:	/s/ Ann Pierson
Name: Ann Pierson
Title: Corporate Banking Officer